Prospectus Supplement -- April 10, 2002*

AXP(R) Progressive Fund S-6449-99 V (11/01)

In the "Principal Investment Strategies" section the following paragraphs replace the third and fourth paragraphs:

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and distribution. AEFC has selected an independent asset manager, GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company (the Subadviser), to manage the Fund.

In selecting investments for the Fund, the Subadviser looks for companies which appear underpriced relative to their private market value (PMV). PMV is the value the Subadviser believes informed investors would be willing to pay for a company in an arm's-length transaction, such as an acquisition, based on the company's cash flow, assets, and business prospects. The Subadviser will invest in companies that it believes are selling at a significant discount to their PMV in the public market. In choosing investments, the Subadviser considers factors such as:

o    price and earnings expectations,
o the Subadviser's assessment of the company's price-to-earnings ratio relative to the price-to-earnings ratios of other companies,
o    balance sheet characteristics,
o the Subadviser's assessment of the skills and experience of the company's management relative to other well-managed companies, and
o changes in economic and political outlooks as well as individual corporate developments.

The Subadviser will generally sell investments when they lose their perceived value relative to other investments.

In the "Investment Manager" section the following paragraphs replace the second and third paragraphs:

Subadviser
AEFC selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board of Directors. The Subadviser manages the Fund's assets based upon its experience in managing a fund whose investment goals and strategies are substantially similar to those of the Fund.

Gabelli
GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Inc., located at One Corporate Center, Rye, New York 10580, subadvises the Fund's assets. The Subadviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

Mario Gabelli, CFA, is responsible for the day-to-day management of AXP Progressive Fund. In addition, he has managed AXP Partners Select Value Fund since 2002. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of Gabelli Asset Management Company and its predecesssor company since its inception in 1977. Mr. Gabelli also serves as Chairman and Chief Executive Officer of Gabelli Asset Management Inc., a New York Stock Exchange-listed company that trades under the stock symbol GBL.

The Fund has applied for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. If the order is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance the order will be granted, and no changes will be made until that time.

S-6449-13 A (4/02)
* Valid until next prospectus update.
Destroy - Nov. 29, 2002